Supplement dated August 24, 2015 to the Variable Universal

Life Insurance Prospectuses Listed Below

Issued by Columbus Life Insurance Company through its Separate Account 1

Variable Life Prospectus	Date of Prospectus
VUL01	May 1, 2005
Pinnacle	May 1, 2005

This supplement to the prospectuses identified above describes changes to the Portfolios in the variable life insurance policies issued by Columbus Life Insurance Company. Please retain this supplement for future reference.

The following changes are effective August 31, 2015

Portfolio Name Change — The Touchstone VST Mid Cap Growth Fund will change its name to Touchstone VST Focused Fund. All references in the prospectuses are changed accordingly.

Investment Sub-Advisor — Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, OH 45202, an affiliate of Columbus Life Insurance Company.

Fund Type — Capital Appreciation.

This supplement is for informational purposes only. You are not required to take any action. If you need assistance or a prospectus, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.